UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23268

HIGHLAND FLOATING RATE

OPPORTUNITIES FUND

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 357-9167

Date of fiscal year end: June 30

Date of reporting period: December 31, 2017

1

Item 1. Reports to Stockholders.

A copy of the Semi-Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

2

Highland Floating Rate Opportunities Fund

Semi-Annual Report

December 31, 2017

Highland Floating Rate Opportunities Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

FUND PROFILE (unaudited)

As of December 31, 2017	Highland Floating Rate Opportunities Fund

Objective

Highland Floating Rate Opportunities Fund seeks to provide a high level of current income, consistent with preservation of capital. In November 2017, the fund converted from an open-end fund to a closed-end fund (as further discussed in Note 1 of the financial statements).

Net Assets as of December 31, 2017

$1,082.6 million

Portfolio Data as of December 31, 2017

The information below provides a snapshot of Highland Floating Rate Opportunities Fund at the end of the reporting period. Highland Floating Rate Opportunities Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 12/31/2017 (%)(1)
A	(0.5)
BBB	1.2
BB	14.2
B	37.6
CCC or Lower	11.1
Not Rated	20.1

Top 5 Sectors as of 12/31/2017 (%)(2)(3)
Financial	18.2	(4)
Energy	10.7
Healthcare	10.4
Retail	8.0
Service	7.0

Top 10 Holdings as of 12/31/2017 (%)(2)(3)
Metro-Goldwyn-Mayer, Inc. (Common Stocks)	4.8
CCS Medical, Inc. 11.50%, 03/31/18 (U.S. Senior Loans)	2.4
Vistra Energy Corp. (Common Stocks)	1.9
Enterprise Products Partners LP (Master Limited Partnerships)	1.9
Intelsat Jackson Holdings SA 5.21%, 11/27/23 (Foreign Denominated or Domiciled Senior Loans)	1.6
Weight Watchers International, Inc. 6.23%, 11/29/24 (U.S. Senior Loans)	1.4
Lightstone Holdco LLC 6.07%, 01/30/24 (U.S. Senior Loans)	1.3
Dynegy Inc. 4.25%, 02/07/24 (U.S. Senior Loans)	1.3
USI, Inc. 4.69%, 05/16/24 (U.S. Senior Loans)	1.3
Jo-Ann Stores, Inc. 6.55%, 10/20/23 (U.S. Senior Loans)	1.3

(1)

Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

(2)	Sectors and holdings are calculated as a percentage of total net assets.

(3)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending and cash equivalent investments.

(4)	Includes Collateralized Loan Obligations.

Semi-Annual Report	1

FINANCIAL STATEMENTS

December 31, 2017	Highland Floating Rate Opportunities Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and their value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and common share price as of the last day of the reporting period. Net assets are calculated by subtracting all the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per common share is calculated by dividing net assets by the number of common shares outstanding as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses accrued by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations applicable to common shareholders.

Statement of Changes in Net Assets	This statement detail how the Fund’s net assets were affected by its operating results, distributions to common shareholders and shareholder transactions from common shares (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also detail changes in the number of common shares outstanding.

Statement of Cash Flows (if applicable)	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per common share was affected by the Fund’s operating results. The Financial Highlights also disclose the Fund’s performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

2	Semi-Annual Report

INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2017	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 62.3%

AEROSPACE - 1.3%
5,204,589	Engility Corporation Term Loan B-2, 1-month LIBOR + 3.250% 08/12/2023	5,262,334
1,970,063	TransDigm, Inc. Term Loan F, 1-month LIBOR + 2.750% 06/09/2023	1,975,253
3,932,480	Term Loan E, 1-month LIBOR + 2.750% 05/14/2022	3,948,347
2,992,481	Term Loan G 3.00%, 08/22/2024	3,010,152

		14,196,086

CHEMICALS - 0.1%
1,375,000	Minerals Technologies, Inc. Fixed Rate Term Loan 4.75%, 05/09/2021	1,397,344

		1,397,344

CONSUMER DISCRETIONARY - 2.3%
10,823,613	Truck Hero, Inc. First Lien Term Loan, 3-month LIBOR + 4.000% 04/21/2024	10,838,874
1,666,667	Second Lien Term Loan, 3-month LIBOR + 8.250% 04/21/2025	1,679,166
12,552,623	USS Ultimate Holdings, Inc. First Lien Term Loan, 1-month LIBOR + 3.750% 08/25/2024	12,652,040

		25,170,080

CONSUMER PRODUCTS - 2.1%
3,402,505	Dayco Products, LLC Term Loan B, 3-month LIBOR + 5.000% 05/19/2023	3,440,784
8,000,000	KIK Custom Products, Inc. Term Loan B, 3-month LIBOR + 4.500% 08/26/2022	8,064,000
11,355,784	Laureate Education, Inc. Term Loan B, 3-month LIBOR + 4.500% 04/26/2024	11,471,726

		22,976,510

ENERGY - 4.9%
12,583,568	Azure Midstream Energy LLC Term Loan B, 3-month LIBOR + 6.500% 11/15/2018	11,391,904
11,946,657	Chief Exploration & Development LLC Second Lien Term Loan, 3-month LIBOR + 6.500% 05/16/2021	11,777,433
10,000,000	Fairmount Santrol, Inc. Term Loan B, 3-month LIBOR + 6.000% 11/01/2022	10,140,000
1,726,689	Fieldwood Energy LLC First Lien Term Loan, 3-month LIBOR + 7.000% 08/31/2020	1,573,445
10,349,097	First Lien Last Out Term Loan, 3-month LIBOR + 7.125% 09/30/2020	7,261,651

Principal Amount ($)		Value ($)

ENERGY (continued)
10,754,221	Traverse Midstream Partners LLC Term Loan, 6-month LIBOR + 4.000% 09/27/2024	10,911,502

		53,055,935

FINANCIAL - 5.9%
6,956,751	AssuredPartners, Inc. First Lien Term Loan, 1-month LIBOR + 3.500% 10/22/2024	7,010,387
2,020,202	Duff & Phelps Corporation First Lien Term Loan, 3-month LIBOR + 3.250% 10/14/2024	2,028,253
8,744,867	GTCR Valor Companies, Inc. Term Loan B1, 3-month LIBOR + 4.250% 06/16/2023	8,861,480
3,601,086	LBM Borrower, LLC First Lien Term Loan, 2-month LIBOR + 4.500% 08/19/2022	3,652,473
11,405,983	NFP Corp. Term Loan B, 1-month LIBOR + 3.500% 01/08/2024	11,480,122
8,981,872	Ocwen Loan Servicing LLC Term Loan B, 1-month LIBOR + 5.000% 12/05/2020	9,025,389
11,109,845	Russell Investment Group Term Loan B, 3-month LIBOR + 4.250% 06/01/2023	11,189,670
10,915,704	Walter Investment Management Corp. Tranche B Term Loan B, 1-month LIBOR + 3.750% 12/18/2020	10,468,870

		63,716,644

FOOD & DRUG - 0.9%
6,201,209	Supervalu, Inc. Term Loan B, 1-month LIBOR + 3.500%06/08/2024	6,077,185
3,720,726	Delayed Draw Term Loan, 1-month LIBOR + 3.500% 06/08/2024	3,646,311

		9,723,496

GAMING & LEISURE - 1.3%
49,138,954	Ginn-LA CS Borrower LLC First Lien Tranche B Term Loan (l)(c)	1
22,925,890	First Lien Tranche A Credit-Linked Deposit (l)(c)	—
11,940,100	LLV Holdco LLC Exit Revolver (g)(l)(c)	9,136,565
4,981,140	Scientific Games International, Inc. Term Loan B, 2-month LIBOR + 3.250% 08/14/2024	5,027,489

		14,164,055

HEALTHCARE - 7.6%
2,000,000	Akorn, Inc. Term Loan B, 1-month LIBOR + 4.250% 04/16/2021	2,010,000
46,236,114	CCS Medical, Inc. First Lien Term Loan, PRIME + 7.000% 03/31/2018 (c)(g)	25,568,571

See Glossary on page 10 for abbreviations along with accompanying Notes to Financial Statements.	3

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2017	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (continued)

HEALTHCARE (continued)
9,384,443	Quorum Health Corporation Term Loan B, 1-month LIBOR + 6.750% 04/29/2022	9,501,748
9,718,472	RadNet, Inc. Reprice Term Loan, 3-month LIBOR + 3.750% 06/30/2023	9,867,311
11,053,216	Surgery Center Holdings, Inc. Term Loan B, 1-month LIBOR + 3.250% 09/02/2024 (j)	10,956,500
13,410,448	U.S. Renal Care, Inc. Term Loan B, 3-month LIBOR + 4.250% 12/31/2022	13,242,818
10,808,937	Valeant Pharmaceuticals International, Inc. Term Loan B, 1-month LIBOR + 3.500% 04/01/2022	10,975,340

		82,122,288

HOUSING - 2.8%
5,663,298	84 Lumber Company Term Loan B, 1-month LIBOR + 5.250% 10/25/2023	5,730,550
9,513,367	Builders FirstSource, Inc. Term Loan B, 3-month LIBOR + 3.000% 02/29/2024	9,563,170
3,634,079	Capital Automotive LP First Lien Term Loan, 1-month LIBOR + 2.500% 03/24/2024	3,648,616
2,296,581	Second Lien Term Loan, 1-month LIBOR + 6.000%03/24/2025	2,365,478
8,000,000	EH/Transeastern LLC/TE TOUSA Term Loan (c)(l)	4,286,400
1,743,503	Nevada Land Group LLC First Lien Initial Term Loan (c)(g)(l)	—
4,187,365	Quikrete Holdings, Inc. First Lien Term Loan, 1-month LIBOR + 2.750% 11/15/2023	4,200,932

		29,795,146

INDUSTRIALS - 3.4%
7,067,138	Aquilex Holdings LLC First Lien Term Loan 3-month LIBOR + 4.250% 10/03/2024	7,173,145
4,000,000	Second Lien Term Loan 3-month LIBOR + 8.500%10/03/2025	3,945,000
4,639,344	Core & Main LP Term Loan B 6-month LIBOR + 3.000% 08/01/2024	4,681,400
7,304,253	Omnimax International, Inc. Unsecured Term Loan 2.000% Cash, 14.000% PIK 02/06/2021 (c)	7,260,428
7,980,000	Hayward Industries, Inc. First Lien Term Loan 1-month LIBOR + 3.500% 08/05/2024	8,009,925
5,992,366	SRS Distribution Inc. Term Loan B 1-week LIBOR + 3.250% 08/25/2022	6,031,706

		37,101,604

Principal Amount ($)		Value ($)

INFORMATION TECHNOLOGY - 3.2%
4,362,692	CCC Information Services, Inc. First Lien Term Loan, 1-month LIBOR + 3.000% 04/27/2024	4,375,235
9,660,201	Kronos Incorporated Term Loan B, 3-month LIBOR + 3.500% 11/01/2023	9,735,696
4,800,000	Second Lien Term Loan, 3-month LIBOR + 8.250%11/01/2024	4,993,200
5,857,802	LANDesk Group, Inc. Term Loan B, 1-month LIBOR + 4.250% 01/20/2024	5,586,879
9,677,529	NeuStar, Inc. Term Loan B2, 3-month LIBOR + 3.750% 08/08/2024	9,785,192

		34,476,202

MANUFACTURING - 2.6%
5,145,316	Doncasters U.S. Finance LLC Term Loan B, 3-month LIBOR + 3.500% 04/09/2020	4,994,635
1,440,290	Second Lien Term Loan, 3-month LIBOR + 8.250% 10/09/2020	1,362,515
6,671,662	Filtration Group Corp. First Lien Term Loan, 3-month LIBOR + 3.000% 11/21/2020	6,737,344
5,733,333	VC GB Holdings, Inc. Second Lien Term Loan, 1-month LIBOR + 8.000% 02/28/2025	5,797,833
8,701,281	First Lien Term Loan, 1-month LIBOR + 3.250% 02/28/2024	8,761,103

		27,653,430

MATERIALS - 0.4%
3,979,792	Kraton Polymers, LLC Term Loan, 1-month LIBOR + 3.000% 01/06/2022	4,026,833

		4,026,833

MEDIA & TELECOMMUNICATIONS - 2.2%
8,696,426	Fort Dearborn Company First Lien Term Loan, 3-month LIBOR + 4.000% 10/19/2023	8,715,471
13,571,429	iHeartCommunications, Inc. Term Loan D, 3-month LIBOR + 6.750% 01/30/2019	10,218,132
4,970,074	Univision Communications, Inc. Term Loan C-5, 1-month LIBOR + 2.750% 03/15/2024	4,961,103

		23,894,706

METALS & MINERALS - 1.7%
10,297,054	MacDermid, Inc. Term Loan B-6, 1-month LIBOR + 3.000% 06/07/2023	10,362,698
8,272,782	Peabody Energy Corporation Exit Term Loan, 1 Week LIBOR + 3.500% 03/31/2022	8,396,873

		18,759,571

4	See Glossary on page 10 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2017	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (continued)

RETAIL - 6.9%
17,145,274	Academy, Ltd. Term Loan B, 3-month LIBOR + 4.000% 07/01/2022	13,576,914
10,941,314	Harbor Freight Tools USA, Inc. Term Loan B, 1-month LIBOR + 3.250% 08/18/2023	11,028,954
7,879,085	J.C. Penney Corporation, Inc. Term Loan B, 3-month LIBOR + 4.250% 06/23/2023	7,388,612
14,078,797	Jo-Ann Stores, Inc. Term Loan, 3-month LIBOR + 5.000% 10/20/2023	13,621,237
7,967,286	Leslie’s Poolmart, Inc. Tranche B Term Loan, 2-month LIBOR + 3.750% 08/16/2023	7,958,044
9,001,502	Men’s Wearhouse, Inc. (The) 2015 Term Loan 5.00%, 06/18/2021	8,950,868
14,988,683	Toys ‘R’ Us-Delaware, Inc. Term Loan B-4 (e)(l)	7,419,398
4,329,245	Term Loan B4, 1-month LIBOR + 8.750% 01/18/2019	4,446,134

		74,390,161

SERVICE - 7.0%
6,790,878	Advantage Sales & Marketing, Inc. First Lien Term Loan, 3-month LIBOR + 3.250% 07/23/2021	6,638,083
13,710,000	Second Lien Term Loan, 3-month LIBOR + 6.500% 07/25/2022	12,887,400
450,395	EnergySolutions LLC Term Loan, 3-month LIBOR + 4.750% 05/29/2020	457,151
11,769,065	Parexel International Corporation Term Loan B, 1-month LIBOR + 3.000% 09/27/2024	11,835,266
9,193,901	Spin Holdco Inc. Term Loan B, 2-month LIBOR + 3.750% 11/14/2022	9,274,347
13,786,384	USI, Inc. Repriced Term Loan, 3-month LIBOR + 3.000% 05/16/2024	13,786,384
4,736,331	WASH Multifamily Laundry Systems LLC First Lien Term Loan, 1-month LIBOR + 3.250% 05/14/2022	4,748,172
759,924	First Lien Term Loan, 1-month LIBOR + 3.250% 05/14/2022	761,824
15,400,000	Weight Watchers International, Inc. 1-month LIBOR + 4.750% 11/29/2024	15,521,968

		75,910,595

TRANSPORTATION - 0.9%
9,500,169	Gruden Acquisition, Inc. Term Loan, 3-month LIBOR + 5.500% 08/18/2022	9,539,785

		9,539,785

Principal Amount ($)		Value ($)

UTILITIES - 4.8%
13,946,989	Dynegy Inc. Term Loan C2 4.25%, 02/07/2024	14,030,322
9,596,075	Granite Acquisition, Inc. Term Loan B, 3-month LIBOR + 3.500% 12/19/2021	9,713,051
383,266	Term Loan C, 3-month LIBOR + 3.500% 12/19/2021	387,938
2,319,304	Second Lien Term Loan B, 3-month LIBOR + 7.250% 12/19/2022	2,335,539
14,472,689	Lightstone Holdco LLC Initial Term Loan B, 1-month LIBOR + 4.500% 01/30/2024	14,559,380
918,974	Initial Term Loan C, 1-month LIBOR + 4.500% 01/30/2024	924,478
59,127,210	Texas Competitive Electric Holdings Co., LLC Non Extended Escrow Loan (b)	153,731
9,941,694	Vistra Operations Company LLC Term Loan B-2, 1-month LIBOR + 2.750% 12/14/2023 (j)	10,024,260

		52,128,699

	Total U.S. Senior Loans (Cost $791,333,494)	674,199,170

Foreign Denominated or Domiciled Senior Loans - 6.3%

CANADA - 2.0%
10,191,862	Husky Injection Molding Systems, Ltd. and Yukon Acquisition, Inc. New Term Loan, 1-month LIBOR + 3.250% 06/30/2021	10,254,847
7,980,000	Sandvine Corporation Term Loan B, 3-month LIBOR + 5.750% 09/21/2022	7,730,625
3,910,351	Telesat Canada Term Loan B4, 3-month LIBOR + 3.000% 11/17/2023	3,932,953

		21,918,425

LUXEMBOURG - 4.3%
1,934,740	Auris Luxembourg III S.a.r.l. Term Loan B-7, 3-month LIBOR + 3.000% 01/17/2022	1,953,187
12,958,795	Endo Luxembourg Finance Company I S.a r.l. Term Loan B, 1-month LIBOR + 4.250% 04/29/2024	13,060,068
10,545,526	Evergreen Skills Lux S.a.r.l. First Lien Initial Term Loan, 1-month LIBOR + 4.750%04/28/2021	10,182,075
4,000,000	Second Lien Initial Term Loan, 1-month LIBOR + 8.250% 04/28/2022	3,568,340
17,593,583	Intelsat Jackson Holdings SA Term Loan B3, 3-month LIBOR + 3.750% 11/27/2023	17,263,703

		46,027,373

	Total Foreign Denominated or Domiciled Senior Loans (Cost $67,727,132)	67,945,798

See Glossary on page 10 for abbreviations along with accompanying Notes to Financial Statements.	5

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2017	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

Collateralized Loan Obligations (d)(i) - 12.3%
750,000	Acis CLO, Ltd. Series 2014-4A, Class D, 3M USD LIBOR + 3.100%, FRN 05/01/2026 (p)	746,250
3,000,000	Series 2014-3A, Class D, 3M USD LIBOR + 3.120%, FRN 02/01/2026 (p)	3,001,689
1,000,000	Series 2015-6A, Class D, 3M USD LIBOR + 3.770%, FRN 05/01/2027 (p)	1,000,200
7,000,000	Series 2014-5A, Class D, 3M USD LIBOR + 4.340%, FRN 11/01/2026 (p)	7,003,500
2,250,000	Series 2014-4A, Class E, 3M USD LIBOR + 4.800%, FRN 05/01/2026 (p)	2,216,250
2,000,000	Series 2015-6A, Class E, 3M USD LIBOR + 5.490%, FRN 05/01/2027 (p)	1,940,000
3,000,000	Series 2013-1A, Class E, 3M USD LIBOR + 5.600%, FRN 04/18/2024 (p)	3,003,375
1,000,000	Apidos CLO Series 2013-12A, Class F, 3M USD LIBOR + 4.900%, FRN 04/15/2025	973,500
3,125,000	Ares XXIX CLO, Ltd. Series 2014-1A, Class D, 3M USD LIBOR + 4.800%, FRN 04/17/2026	3,107,422
6,500,000	Ares XXVIII CLO, Ltd. Series 2013-3A, Class E, 3M USD LIBOR + 4.900%, FRN 10/17/2024	6,499,350
2,752,500	Atlas Senior Loan Fund III, Ltd. Series 2013-1A, Class ER, FRN 7.42%, 11/17/2027	2,759,381
3,500,000	Babson CLO, Ltd. Series 2014-IIA, Class E, 3M USD LIBOR + 5.000%, FRN 10/17/2026	3,430,000
2,000,000	Birchwood Park CLO, Ltd. Series 2014-1A, Class E1, 3M USD LIBOR + 5.100%, FRN 07/15/2026	1,970,000
2,500,000	Carlyle Global Market Strategies CLO, Ltd. Series 2029-1 Class 1, FRN 6.60%, 01/18/2029	2,500,000
1,000,000	Cathedral Lake CLO, Ltd. Series 2015-3A, Class DR, 3M USD LIBOR + 4.100%, FRN 07/16/2029	1,015,000
1,500,000	CFIP CLO, Ltd. Series 2017-1A, Class E, FRN 7.60%, 01/18/2030	1,496,250
5,250,000	CIFC Funding, Ltd. Series 2013-4A, Class E, 3M USD LIBOR + 4.750%, FRN 11/27/2024	5,243,700
1,500,000	Covenant Credit Partners CLO III, Ltd. Series 2017-1A, Class E, FRN 7.83%, 10/15/2029	1,496,340
2,500,000	Dryden XXV Senior Loan Fund Series 2012-25A, Class ERR, FRN 7.18%, 10/15/2027	2,500,000
3,100,000	Eaton Vance Clo 2015-1, Ltd. Series 2015-1A, Class FR, FRN 9.45%, 01/20/2030	3,000,089
7,500,000	Figueroa CLO, Ltd. Series 2014-1A, Class E, 3M USD LIBOR + 5.700%, FRN 01/15/2027	7,474,687
1,500,000	Series 2014-1A, Class F, 3M USD LIBOR + 6.500%, FRN 01/15/2027	1,303,125

Principal Amount ($)		Value ($)
3,350,000	Greywolf CLO, Ltd. Series 2014-1A, Class D, 3M USD LIBOR + 5.100%, FRN 04/22/2026	3,366,750
3,000,000	KVK CLO, Ltd. Series 2015-1A, Class D, 3M USD LIBOR + 4.000%, FRN 05/20/2027	3,015,000
1,250,000	Mountain View CLO, Ltd. Series 2013-1A, Class ER, FRN 9.06%, 10/12/2030	1,248,000
2,600,000	MP CLO VIII, Ltd. Series 2015-2A, Class E, 3M USD LIBOR + 5.900%, FRN 10/28/2027	2,606,500
7,400,000	Neuberger Berman CLO XX, Ltd. Series 2015-20A, Class FR, FRN 9.17%, 01/15/2028	7,400,000
750,000	Oaktree CLO 2015-1, Ltd. Series 2015-1A, Class DR, FRN 1.00%, 10/20/2027	750,000
5,000,000	Octagon Loan Funding, Ltd. Series 2014-1A, Class E, 3M USD LIBOR + 5.200%, FRN 11/18/2026	5,000,000
2,000,000	OFSI Fund VII, Ltd. Series 2014-7A, Class ER, FRN 7.60%, 10/18/2026	2,000,000
4,000,000	OHA Credit Partners VIII, Ltd. Series 2013-8A, Class E, 3M USD LIBOR + 4.400%, FRN 04/20/2025	4,000,000
1,000,000	Palmer Square CLO, Ltd. Series 2015-1A, Class DR, 3M USD LIBOR + 6.200%, FRN 05/21/2029	1,001,300
4,550,000	Series 2013-1A, Class DR, 3M USD LIBOR + 5.000%, FRN 05/15/2025	4,552,730
1,000,000	Parallel, Ltd. Series 2015-1A, Class E, 3M USD LIBOR + 5.150%, FRN 07/20/2027	990,000
1,800,000	Silver Spring CLO, Ltd. Series 2014-1A, Class F, 3M USD LIBOR + 5.200%, FRN 10/15/2026	1,408,500
1,000,000	Sound Harbor Loan Fund, Ltd. Series 2014-1A, Class D, 3M USD LIBOR + 7.000%, FRN 10/30/2026	1,001,900
2,000,000	Symphony CLO XIV, Ltd. Series 2014-14A, Class E, 3M USD LIBOR + 4.600%, FRN 07/14/2026	1,976,800
5,000,000	Thacher Park CLO, Ltd. Series 2014-1A, Class E1, 3M USD LIBOR + 4.950%, FRN 10/20/2026	4,972,812
5,500,000	TICP CLO I, Ltd. Series 2015-1A, Class E, 3M USD LIBOR + 5.500%, FRN 07/20/2027	5,527,500
3,250,000	TICP CLO II, Ltd. Series 2014-2A, Class D, 3M USD LIBOR + 4.750%, FRN 07/20/2026	3,183,375
3,000,000	TICP CLO III, Ltd. Series 2014-3A, Class E1, 3M USD LIBOR + 5.550%, FRN 01/20/2027	3,000,000
1,000,000	Tralee CLO III, Ltd. Series 2014-3A, Class ER, FRN 7.76%, 10/20/2027	997,500
2,500,000	Wellfleet CLO, Ltd. Series 2017-1A, Class D, 3M USD LIBOR + 6.050%, FRN 04/20/2029	2,522,750

6	See Glossary on page 10 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2017	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

Collateralized Loan Obligations (continued)
7,000,000	Series 2015-1A, Class F, 3M USD LIBOR + 7.350%, FRN 10/20/2027	6,965,000
1,871,937	Westchester CLO, Ltd. Series 2007-1A, Class E, 3M USD LIBOR + 4.300%, FRN 08/01/2022 (p)	1,841,518

	Total Collateralized Loan Obligations (Cost $131,053,955)	133,008,043

Corporate Bonds & Notes - 3.4%

ENERGY (d) - 0.3%
3,000,000	Chesapeake Energy Corp. 8.00%, 06/15/2027	2,887,500
15,600,000	Ocean Rig UDW, Inc. (c)(d)(l)	1,076,400

		3,963,900

HEALTHCARE (d) - 1.6%
7,750,000	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 6.63%, 05/15/2022 (j)(n)	7,827,500
3,364,000	Quorum Health Corp. 11.63%, 04/15/2023 (j)	3,300,925
6,201,000	Surgery Center Holdings, Inc. 6.75%, 07/01/2025	5,890,950

		17,019,375

INFORMATION TECHNOLOGY - 0.2%
4,571,000	Avaya, Inc. (c)(l)	—
2,259,000	Intelsat Jackson Holdings SA 9.75%, 07/15/2025 (d)(n)	2,179,935

		2,179,935

RETAIL (d) - 1.1%
6,973,000	Guitar Center, Inc. 6.50%, 04/15/2019 (j)	6,484,890
4,546,000	Neiman Marcus Group, Ltd. LLC 8.00%, 10/15/2021	2,637,589
4,000,000	PetSmart, Inc. 7.13%, 03/15/2023	2,390,000
666,000	8.88%, 06/01/2025	404,595

		11,917,074

TELECOMMUNICATIONS - 0.1%
10,939,879	iHeartCommunications, Inc., (l)	957,240

UTILITIES - 0.1%
20,000,000	Texas Competitive Electric Holdings Co., LLC (b)	70,000
8,000,000		80,000

		150,000

	Total Corporate Bonds & Notes (Cost $54,917,009)	36,187,524

Shares		Value ($)

Claims - 0.0%

TELECOMMUNICATIONS (c)(e) - 0.0%
3,791,858	Lehman Brothers Commercial Paper LCPI Claim Facility	52,138

	Total Claims (Cost $1,819,529)	52,138

Common Stocks - 9.4%

ENERGY - 1.8%
20,317	Arch Coal, Inc., Class A (j)(o)	1,892,732
441,000	Kinder Morgan, Inc.	7,968,870
137,025	Targa Resources Corp.	6,634,750
1,118,286	Value Creation, Inc. (c)	1
88,000	Williams Cos., Inc. (The)	2,683,120

		19,179,473

FINANCIAL - 0.0%
3,143	Venoco LLA Unit	—
220	Venoco LLC Units	—

		—

GAMING & LEISURE (c)(f)(g) - 0.0%
44	LLV Holdco LLC - Litigation Trust Units	—
34,512	LLV Holdco LLC - Series A, Membership Interest	—
436	LLV Holdco LLC - Series B, Membership Interest	—

		—

HEALTHCARE (c)(f)(g) - 0.0%
207,031	CCS Medical, Inc.	—

HOUSING (c) - 0.3%
1,648,350	Westgate Investments LLC	3,428,568

INFORMATION TECHNOLOGY (j)(f) - 0.1%
80,141	Avaya Holdings Corp.	1,406,475

MEDIA & TELECOMMUNICATIONS (f)(h) - 4.8%
501,736	Metro-Goldwyn-Mayer, Inc., Class A	51,804,242

METALS & MINERALS (c) - 0.5%
14,621	Omnimax International, Inc.	5,601,502

REAL ESTATE (c)(f)(g) - 0.0%
1,125,433	Allenby	1
7,591,418	Claymore	8

		9

UTILITIES - 1.9%
10,378	Entegra TC LLC, Class A (c)	162,623
1,117,865	Vistra Energy Corp. (f)(j)(o)	20,479,287

		20,641,910

	Total Common Stocks (Cost $387,160,076)	102,062,179

See Glossary on page 10 for abbreviations along with accompanying Notes to Financial Statements.	7

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2017	Highland Floating Rate Opportunities Fund

Units		Value ($)

Rights - 0.1%

UTILITIES (f) - 0.1%
1,117,866	Texas Competitive Electric Holdings Co., LLC	1,089,919

	Total Rights (Cost $3,925,049)	1,089,919

Warrants - 0.0%

ENERGY (f) - 0.0%
5,801	Arch Coal, Inc., expires 10/05/2023	249,443

GAMING & LEISURE (c)(f)(g) - 0.0%
1,834	LLV Holdco LLC - Series C, Membership Interest	—
2,522	LLV Holdco LLC - Series D, Membership Interest	—
2,819	LLV Holdco LLC - Series E, Membership Interest	—
3,172	LLV Holdco LLC - Series F, Membership Interest	—
3,594	LLV Holdco LLC - Series G, Membership Interest	—

		—

INDUSTRIALS (c) - 0.0%
453	Omnimax Holdings, Inc	173,385

INFORMATION TECHNOLOGY (c)(f) - 0.0%
18,641	Avaya Holdings Corp.	44,925

	Total Warrants (Cost $26,166)	467,753

Shares

Master Limited Partnerships - 3.6%

ENERGY - 3.6%
26,729	Andeavor Logistics LP	1,234,613
378,000	Boardwalk Pipeline Partners LP	4,879,980
762,000	Enterprise Products Partners LP	20,200,620
215,233	MPLX LP	7,634,314
21,000	Phillips 66 Partners LP	1,099,350
112,000	Williams Partners LP	4,343,360

	Total Master Limited Partnerships (Cost $37,946,800)	39,392,237

Registered Investment Companies (k) – 1.1%
12,434,110	State Street Navigator Prime Securities Lending Portfolio	12,434,111

	Total Registered Investment Companies (Cost $12,434,110)	12,434,111

Cash Equivalents – 5.3%

Money Market Funds – 5.3%
57,539,393	State Street Institutional U.S. Government Money Market Fund, Premier Class	57,539,393

	Total Cash Equivalents (Cost $57,539,393)	57,539,393

Total Investments - 103.8%		1,124,378,264

(Cost $1,545,882,713)

Shares		Value ($)

Securities Sold Short - (0.5)%

Corporate Bonds - (0.5)%

INDUSTRIALS - (0.5)%
(5,000,000)	Intel Corp. 4.10%, 05/11/2047	(5,523,427)

	Total Corporate Bonds (Cost $5,398,750)	(5,523,427)

	Total Securities Sold Short (Proceeds $5,398,750)	(5,523,427)

Other Assets & Liabilities, Net - (3.3)%		(36,304,605)

Net Assets - 100.0%		1,082,550,232

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (k) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at December 31, 2017. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown. Current LIBOR rates include 1 month which is equal to 1.56% and 3 months equal to 1.69%. The current Prime Rate is 4.50%.
(b)	Represents value held in escrow pending future events. No interest is being accrued.
(c)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $56,791,515, or 5.2% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2017. See Note 2.
(d)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At December 31, 2017, these securities amounted to $168,088,327 or 15.5% of net assets.
(e)	These positions represent claims that have been filed with the United States Bankruptcy Court Southern District of New York against Lehman Commercial Paper, Inc. UK Branch.
(f)	Non-income producing security.
(g)	Affiliated issuer. Assets with a total aggregate market value of $34,705,135, or 3.2% of net assets, were affiliated with the Fund as of December 31, 2017.
(h)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the

8	See Glossary on page 10 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of December 31, 2017	Highland Floating Rate Opportunities Fund

procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
Metro-Goldwyn-Mayer, Inc.	Common Stocks	12/20/2010	$21,845,688	$51,804,242	4.8%

(i)	Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect December 31, 2017.
(j)	Securities (or a portion of securities) on loan. As of December 31, 2017, the market value of securities loaned was $14,256,230. The loaned securities were secured with cash and securities collateral of $14,573,021. Collateral is calculated based on prior day’s prices. See Note 4.
(k)	Represents investments of cash collateral received in connection with securities lending.
(l)	The issuer is in default of its payment obligation.
(n)	As described in the Fund’s prospectus, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.
(o)	All or part of this security is pledged as collateral for short sales and written options contracts. The market value of the securities pledged as collateral was $20,447,639.
(p)	Securities of collateralized loan obligations where an affiliate of the Investment Adviser serves as collateral manager.

Foreign Denominated or Domiciled Senior Loans Industry Concentration Table: (% of Net Assets)
Healthcare	1.3%
Industrials	0.9%
Information Technology	2.0%
Telecommunications	2.1%

Total	6.3%

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Total
Securities Lending Transactions[1]
Common Stocks	$12,434,111	$12,434,111
Total Borrowings	$12,434,111	$12,434,111
Gross amount of recognized liabilities for securities lending transactions		$12,434,111

[1]	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in “Overnight and Continuous” column as the securities are typically callable on demand.

See Glossary on page 10 for abbreviations along with accompanying Notes to Financial Statements.	9

GLOSSARY: (abbreviations that may be used in the preceding statements) (unaudited)

Other Abbreviations:
CLO	Collateralized Loan Obligation
PIK	Payment-in-Kind

10	Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2017 (unaudited)	Highland Floating Rate Opportunities Fund

($)
Assets
Investments from unaffiliated issuers, at value (a)	1,032,133,726
Affiliated issuers, at value (Note 7)	34,705,145

Total Investments, at value	1,066,838,871
Cash equivalents (Note 2)	57,539,393
Cash	227,400
Restricted Cash (Note 2)	5,719,157
Receivable for:
Investments sold	18,789,995
Interest	7,450,662
Due from broker	1,901,884
Prepaid expenses and other assets	485,426

Total assets	1,158,952,788

Liabilities
Due to custodian	5,837
Securities sold short, at value (Note 8)	5,523,427

Payable for:
Upon receipt of securities loaned (Note 4)	12,434,111
Investments purchased	56,967,070
Interest expense and commitment fees (Note 6)	728,783
Accrued expenses and other liabilities	743,328

Total liabilities	76,402,556

Commitments and Contingencies (Note 7)

Net Assets	1,082,550,232

Net Assets Consist of:
Par value (Note 1)	71,736
Paid-in capital	1,778,926,414
Accumulated net investment loss	(19,932,394)
Accumulated net realized gain (loss) from investments, securities sold short, and foreign currency transactions	(270,076,522)
Net unrealized appreciation (depreciation) on investments, securities sold short, and foreign currency translations	(406,439,002)

Net Assets	1,082,550,232

Investments, at cost	1,146,949,076
Affiliated investments, at cost (Note 10)	341,394,244
Cash equivalents, at cost (Note 2)	57,539,393
Foreign currency, at cost	(5,820)
Proceeds from securities sold short	5,398,750
(a) Includes market value of securities on loan:	14,256,230

Common Shares
Shares outstanding (unlimited authorization)	71,735,900
Net asset value per share (Net assets/shares outstanding)	15.09

See accompanying Notes to Financial Statements.	11

STATEMENT OF OPERATIONS

For the Six Months Ended December 31, 2017 (unaudited)	Highland Floating Rate Opportunities Fund

($)
Investment Income
Income:
Dividends	40,622
Securities lending income (Note 4)	57,887
Interest from unaffiliated issuers	24,074,590
Interest from affiliated issuers	2,437,821
Other income	477,491

Total Income	27,088,411

Expenses:
Investment advisory (Note 7)	3,214,405
Administration fees (Note 7)	992,318
Distribution and shareholder service fees: (Note 7)
Class A	318,546
Class C	706,459
Transfer agent fees	251,298
Trustees fees (Note 7)	87,281
Accounting services fees	131,409
Audit fees	94,336
Legal fees	200,079
Registration fees	48,301
Insurance	51,063
Reports to shareholders	51,315
Tax expense	3,511
Reorganization expense (Note 1)	1,076,274
Other	59,586

Total operating expenses (Note 7)	7,286,181

Net operating expenses	7,286,181

Net investment income	19,802,230

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments from unaffiliated issuers	(8,470,089)
Securities sold short (Note 2)	(25,410)
Foreign currency related transactions	(357)

Change in unrealized appreciation (depreciation) on:
Investments from unaffiliated issuers	12,809,277
Investments in affiliated issuers	4,888,539
Securities sold short (Note 2)	(119,302)
Foreign currency related translations	125

Net realized and unrealized gain (loss) on investments	9,082,783

Total increase in net assets resulting from operations	28,885,013

12	See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

Highland Floating Rate Opportunities Fund

	Six Months Ended December 31, 2017 (unaudited) ($)	Year Ended June 30, 2017 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	19,802,230	32,624,898
Net realized loss on investments, securities sold short and foreign currency transactions	(8,495,856)	(22,692,673)
Net increase in unrealized appreciation (depreciation) on investments, securities sold short and foreign currency transactions	17,578,639	54,072,481

Net increase from operations	28,885,013	64,004,706

Distributions to shareholders from:
Net investment income
Class A	(3,380,302)	(10,631,649)
Class C	(2,697,014)	(9,518,520)
Class Z	(17,345,874)	(13,676,642)

Total distributions	(23,423,190)	(33,826,811)

Increase in net assets from operations and distributions	5,461,823	30,177,895

Share transactions:
Proceeds from sale of shares
Class A	75,507,963	132,080,772
Class C	49,282,371	46,111,952
Class Z	252,257,435	279,887,069
Value of distributions reinvested
Class A	3,008,894	9,827,945
Class C	2,470,570	8,078,025
Class Z	5,841,184	12,750,180
Cost of shares redeemed
Class A	(61,916,334)	(86,388,361)
Class C	(26,700,962)	(68,154,841)
Class Z	(109,971,065)	(154,569,756)

Net increase from shares transactions	189,780,056	179,622,985

Total increase in net assets	195,241,879	209,800,880

Net Assets
Beginning of period	887,308,353	677,507,473

End of period	1,082,550,232	887,308,353

Accumulated net investment loss	(19,932,394)	(16,311,434)

See accompanying Notes to Financial Statements.	13

STATEMENT OF CHANGES IN NET ASSETS (continued)

Highland Floating Rate Opportunities Fund

	Six Months Ended December 31, 2017 (unaudited) ($)	Year Ended June 30, 2017 ($)
CAPITAL STOCK ACTIVITY - SHARES*

Class A:
Impact of reverse stock split on opening shares (Note 1)	(19,032,283)	—
Shares sold	5,028,824	8,806,400
Issued for distribution reinvested	200,393	660,235
Shares redeemed	(4,126,129)	(5,773,565)
Shares converted in conversion (Note 1)	(19,014,516)	—

Net decrease in fund shares	(36,943,711)	3,693,070

Class C:
Impact of reverse stock split on opening shares (Note 1)	(16,228,407)
Shares sold	3,282,455	3,068,658
Issued for distribution reinvested	164,623	543,706
Shares redeemed	(1,779,278)	(4,567,646)
Shares converted in conversion (Note 1)	(16,925,308)	—

Net decrease in fund shares	(31,485,915)	(955,282)

Class Z:
Impact of reverse stock split on opening shares (Note 1)	(27,598,215)
Shares sold	15,755,812	18,662,515
Issued for distribution reinvested	389,052	855,841
Shares redeemed	(6,280,016)	(10,417,085)
Shares converted in conversion (Note 1)	(35,789,642)	—

Net decrease in fund shares	(53,523,009)	9,101,271

New Common Shares Of Closed-end Fund:
Shares converted in conversion	71,729,466
Issued for distribution reinvested	6,434

Net increase in fund shares	71,735,900

*	Capital stock activity prior to November 3, 2017 has been adjusted to give effect to an approximately 2 to 1 reverse stock split as part of the conversion to a closed-end fund. (Note 1)

14	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Floating Rate Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2017* (unaudited)		For the Years Ended June 30,
			2017(m)*		2016(m)*		2015(m)*		2014(m)*		2013(m)*

Net Asset Value, Beginning of Period	$15.01		$14.33		$16.17		$16.91		$15.98		$14.12
Income from Investment Operations:(a)
Net investment income	0.32		0.68		0.89		0.74		0.74		0.60
Redemption fees added to paid-in capital	—		—		—		—		—	(b)	—	(b)
Net realized and unrealized gain/(loss)	0.12		0.74		(1.84)		(0.74)		0.93		2.13

Total from investment operations	0.44		1.42		(0.95)		—	(b)	1.67		2.73
Less Distributions Declared to Shareholders:
From net investment income	(0.36)		(0.74)		(0.89)		(0.74)		(0.72)		(0.68	)(c)
From return of capital	—		—		—		—		(0.02)		(0.19	)(c)

Total distributions declared to shareholders	(0.36)		(0.74)		(0.89)		(0.74)		(0.74)		(0.87)
Net Asset Value, End of Period(d)	$15.09		$15.01		$14.33		$16.17		$16.91		$15.98
Market Value, End of Period	$15.50		—		—		—		—		—
Total return	5.76	%(e)(K)	10.05	%(d)(f)	(5.77	)%(d)(f)	0.11	%(d)(f)	10.68	%(d)(f)	19.77	%(d)(f)

Ratios to Average Net Assets(g)(h)/Supplemental Data:
Net assets, end of period (in 000’s)	$1,082,550		$389,278		$241,197		$283,673		$340,089		$170,170
Gross operating expenses(h)(i)(l)	1.26%		1.20	%(j)	1.38%		1.03%		1.25%		1.31%
Net investment income(l)	4.19%		4.61%		5.65%		4.55%		4.49%		3.88%
Portfolio turnover rate	59	%(k)	63%		53%		55%		69%		71%

*	Per share data prior to November 3, 2017 has been adjusted to give effect to an approximately 2 to 1 reverse stock split as part of the conversion to a closed-end fund. (Note 1)
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Changed from previously reported amounts of $(0.34) and $(0.08), respectively. See Note 5.
(d)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(e)	Based on market value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan.
(f)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.
(g)	All ratios for the period have been annualized, unless otherwise indicated.
(h)	Supplemental expense ratios are shown below:
(i)	Includes dividends and fees on securities sold short.
(j)	Refer to Note 7 in the Notes to the Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the Fund in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratios of Gross Operating Expenses and Net Operating Expenses to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.
(k)	Not annualized.
(l)	Excludes 12b-1 fees from partial period operating as an open-end fund.
(m)	Reflects the financial highlights of Class Z of the open-end fund prior to the conversion.

	For the Six Months Ended December 31, 2017 (unaudited)	For the Years Ended June 30,
		2017	2016	2015	2014	2013
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.47%	1.12%	1.11%	1.04%	0.99%	1.04%
Interest expense and commitment fees	—	0.01%	0.15%	0.04%	0.08%	0.10%
Dividends and fees on securities sold short	—	0.01%	0.01%	0.05%	0.04%	—

See accompanying Notes to Financial Statements.	15

NOTES TO FINANCIAL STATEMENTS (unaudited)

December 31, 2017	Highland Floating Rate Opportunities Fund

Note 1. Organization

Highland Floating Rate Opportunities Fund (the “Fund”) is organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. On September 25, 2017, the Fund acquired the assets of Highland Floating Rate Opportunities Fund (the “Predecessor Fund”), a series of Highland Funds I, a Delaware statutory trust. The Fund is the successor to the accounting and performance information of the Predecessor Fund. This report includes information for the period ended December 31, 2017.

On November 3, 2017, shareholders of the Fund approved a proposal authorizing the Board of Trustees (the “Board”) of the Fund to convert the fund from an open-end fund to a closed-end fund at a special meeting of shareholders. The Board took action to convert the Fund to a closed-end fund effective shortly after 4:00 p.m. Eastern Time on November 3, 2017 (the “Conversion Date”). The Fund also effected an approximately 1-for-2 reverse stock split of the Fund’s issued and outstanding shares on November 3, 2017, thereby reducing the number of shares outstanding. Shareholders were paid cash for any fractional shares resulting from the reverse stock split. The Fund began listing its shares for trading on the New York Stock Exchange (the “NYSE”) on November 6, 2017 under the ticker symbol “HFRO”. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). Prior to the Conversion Date, the Fund issued Class A, Class C, and Class Z shares. The Fund incurred $1,076,274 in Conversion costs related to the fund conversion to a closed-end fund.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that applies the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Fund Valuation

The net asset value (“NAV”) of the Fund’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”), or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions

16	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2017	Highland Floating Rate Opportunities Fund

on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of December 31, 2017, the Fund’s investments consisted of senior loans, foreign denominated or domiciled senior loans, collateralized loan obligations, corporate bonds and notes, U.S. asset-backed securities, non-U.S. asset-backed securities, claims, common stocks, registered investment companies, cash equivalents, rights and warrants. The fair value of the Fund’s senior loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, registered investment companies, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

Semi-Annual Report	17

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2017	Highland Floating Rate Opportunities Fund

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of December 31, 2017 is as follows:

	Total value at December 31, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Floating Rate Opportunities Fund
Assets
U.S. Senior Loans
Aerospace	$14,196,086	$—	$14,196,086	$—
Chemicals	1,397,344	—	1,397,344	—
Consumer Discretionary	25,170,080	—	25,170,080	—
Consumer Products	22,976,510	—	22,976,510	—
Energy	53,055,935	—	53,055,935	—
Financial	63,716,644	—	63,716,644	—
Food & Drug	9,723,496	—	9,723,496	—
Gaming & Leisure	14,164,055	—	5,027,489	9,136,566
Healthcare	82,122,288	—	56,553,717	25,568,571
Housing	29,795,146	—	25,508,746	4,286,400
Industrials	37,101,604	—	29,841,176	7,260,428
Information Technology	34,476,202	—	34,476,202	—
Manufacturing	27,653,430	—	27,653,430	—
Materials	4,026,833	—	4,026,833	—
Media & Telecommunications	23,894,706	—	23,894,706	—
Metals & Minerals	18,759,571	—	18,759,571	—
Retail	74,390,161	—	74,390,161	—
Service	75,910,595	—	75,910,595	—
Transportation	9,539,785	—	9,539,785	—
Utilities	52,128,699	—	52,128,699	—
Foreign Denominated or Domiciled Senior Loans
Canada	21,918,425	—	21,918,425	—
Luxembourg	46,027,373	—	46,027,373	—
Collateralized Loan Obligations	133,008,043	—	133,008,043	—
Corporate Bonds & Notes
Energy	3,963,900	—	2,887,500	1,076,400
Healthcare	17,019,375	—	17,019,375	—
Information Technology	2,179,935	—	2,179,935	—
Retail	11,917,074	—	11,917,074	—
Telecommunications	957,240	—	957,240	—
Utilities	150,000	—	150,000	—

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NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2017	Highland Floating Rate Opportunities Fund

	Total value at December 31, 2017		Level 1 Quoted Price		Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Claims	$52,138		$—		$—	$52,138
Common Stocks
Energy	19,179,473		19,179,472		—	[1]
Financial	—	(2)	—	(2)	—	—
Gaming & Leisure	—	(2)	—		—	—	(2)
Healthcare	—	(2)	—		—	—	(2)
Housing	3,428,568		—		—	3,428,568
Information Technology	1,406,475		1,406,475		—	—
Media & Telecommunications	51,804,242		—		51,804,242	—
Materials	5,601,502		—		—	5,601,502
Real Estate	9		—		—	9
Utilities	20,641,909		20,479,286		—	162,623
Rights	1,089,919		—		1,089,919	—
Warrants
Energy	249,443		249,443		—	—
Gaming & Leisure	—	(2)	—		—	—	(2)
Industrials	173,385		—		—	173,385
Information Technology	44,925		—		—	44,925
Master Limited Partnerships(1)	39,392,237		39,392,237		—	—
Registered Investment Companies	12,434,111		12,434,111		—	—
Cash Equivalents	57,539,393		57,539,393		—	—

Total Assets	1,124,378,264		150,680,417		916,906,331	56,791,516

Liabilities
Securities Sold Short(1)	(5,523,427)		—		(5,523,427)	—

Total Liabilities	(5,523,427)		—		(5,523,427)	—

Total	$1,118,854,837		$150,680,417		$911,382,904	$56,791,516

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

The table below set forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the period ended December 31, 2017.

	Balance as of June 30, 2017	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gain/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchases	Net (Sales)	Balance as of December 31, 2017	Change in Unrealized Gain/ (Loss) on Level 3 securities still held at period end
Highland Floating Rate Opportunities Fund
U.S. Senior Loans
Gaming & Leisure	$9,552,080	$—	$—	$—	$—	$(415,514)	$—	$—	$9,136,566	$(415,514)
Healthcare	24,146,282	—	—	—	—	3,712,834	—	(2,290,545)	25,568,571	3,712,834
Housing	4,000,000	—	—	—	—	286,400	—	—	4,286,400	286,400
Metals & Minerals	—	—	—	43,658	—	1,148,875	6,067,895	—	7,260,428	1,148,875
Corporate Bonds & Notes
Utilities	—	1,076,400	—	—	—	—	—	—	1,076,400	—
Claims	52,138	—	—	—	—	115,221	—	(115,221)	52,138	115,221

Semi-Annual Report	19

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2017	Highland Floating Rate Opportunities Fund

	Balance as of June 30, 2017	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gain/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchases	Net (Sales)	Balance as of December 31, 2017	Change in Unrealized Gain/(Loss) on Level 3 securities still held at period end
Common Stocks
Energy	$1	$—	$—	$—	$—	$—	$—	$—	$1	$—
Housing	3,675,821	—	—	—	—	(247,253)	—	—	3,428,568	(247,253)
Metals & Minerals	—	—	—	—	—	4,154,048	1,447,454	—	5,601,502	4,154,048
Real Estate	10	—	—	—	—	1,591,220	876,356	(2,467,577)	9	1,591,220
Utilities	242,015	—	—	—	(14,308)	49,441	—	(114,525)	162,623	49,441
Warrants
Information Technology	—	—	—	—	—	18,760	26,165	—	44,925	18,760
Industrials	—	—	—	—	—	173,385	—	—	173,385	173,385

Total	$41,668,347	$1,076,400	$—	$43,658	$(14,308)	$10,587,417	$8,417,870	$(4,987,868)	$56,791,516	$10,587,417

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the six months ended December 31, 2017, a net amount of $1,076,400 of the Fund’s portfolio investments were transferred from Level 2 to Level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable. Transfers from Level 2 to 3 were due to a decline in market activity (e.g. frequency of trades), which resulted in a reduction of available market inputs to determine price.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 12/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s)
Highland Floating Rate Opportunities Fund
U.S. Senior Loans	$46,251,965	Adjusted Appraisal	Liquidity Discount	10%
			Asset Specific Discount	10%
		Liquidation Analysis	Settlement Discount	54%
		Multiples Analysis	Multiple of Revenue	0.4x - 0.5x
			Multiple of EBITDA	3.0x - 5.0x
		Discounted Cash Flow	Discount Rate	16.2%
Corporate Bonds & Notes	1,076,400	Liquidation Analysis	Claim Amount: Percent of Par	6.9%
Claims	52,138	N/A	N/A	N/A
Common Stocks	9,192,703	Multiples Analysis	Multiple of Revenue	0.4x - 0.5x
			Multiple of EBITDA	3.0x - 8.25x
		Discounted Cash Flow	Scenario Probabilities	15% - 70%
			Illiquidity Discount	10%
			Discount Rate	12%
			Minority Discount	20%
			Terminal Multiple	7.0x
			Discount for Lack of Marketability	15%
		Multiples Analysis	Capitalization Rate	6.50%
			Discount	37%
Warrants	218,310	Black-Scholes	Volatility	28%

Total	$56,791,516

20	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2017	Highland Floating Rate Opportunities Fund

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount and amortization of premium on taxable bonds and loans are computed to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of their taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. In certain years, this practice may result in the Fund distributing, during a particular taxable year, amounts in excess of the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a return of capital to shareholders. Shareholders of the Fund who have elected to have distributions reinvested will receive common shares of the Fund issued in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”). The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Cash & Cash Equivalents

The Fund consider liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates

Semi-Annual Report	21

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2017	Highland Floating Rate Opportunities Fund

of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $5,719,157 was held with the broker for the Fund. Additionally, securities valued at $20,447,639 was posted in the Fund’s segregated account as collateral.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing their investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, a Fund realizes on the expiration date a capital gain equal to the premium received by a Fund at the time the option was written. If an option purchased by a Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

For the period ended December 31, 2017, the Fund did not invest in or write any options.

Note 4. Securities Lending

The Fund may seek additional income by making secured loans of its portfolio securities through its custodian, State Street Bank and Trust Company (“State Street”). Such loans will be in an amount not greater than one-third of the value of the Fund’s total assets. State Street will charge a Fund fees based on a percentage of the securities lending income.

The Fund will receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, State Street will reinvest the cash. Although voting

22	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2017	Highland Floating Rate Opportunities Fund

rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund will recall the loaned securities upon reasonable notice in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved.

Securities lending transactions are entered into pursuant to Securities Loan Agreements (“SLA”), which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by State Street. State Street’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2017:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Amounts of Liabilities Presented in Statement of Assets & Liabilities(1)	Financial Instrument(2)	Collateral Received	Net Amount (not less than 0)
$14,256,230	$12,434,111	$—	$1,822,120

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Represents market value of securities on loan at period end.

For the period ended December 31, 2017, the market value of securities loaned and the amounts secured with cash and securities collateral, which are included on the Fund’s Investment Portfolio as follows:

Security Lending Market Value	Security Lending Collateral Cash Collateral (1)	Security Lending Collateral Non-Cash Collateral(2)
$14,256,230	$12,434,111	$14,596,443

(1)	The loaned securities were secured with cash collateral which was invested in the State Street Navigator Prime Securities Lending Portfolio.
(2)	Security lending non-cash collateral consists of Common Stock.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, tax treatment of net investment loss and distributions in excess of net investment income, dividends deemed paid upon shareholder redemption of Fund shares and tax attributes from Fund reorganizations. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

As of June 30, 2017, permanent differences chiefly resulting from net investment losses, non-deductible excise taxes paid, partnership-basis adjustments, return of capital distributions, dividends on short sales, foreign currency gains and losses, equalization, short sale holding period reclass, capital loss carryover write-offs and REITs were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in-Capital
$4,826,574	$448,100,734	$(452,927,308)

Semi-Annual Report	23

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2017	Highland Floating Rate Opportunities Fund

At June 30, 2017, the Fund’s most recent tax year end, components of distributable earnings on a tax basis is as follows:

Undistributed Income	Other Temporary Differences (1)	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)(2)
$—	$(295,816)	$(266,492,893)	$(435,121,032)

(1)	Other temporary differences are comprised of dividends payable, organizational expenses, partnership adjustments and default loan market discounts.
(2)	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales and other adjustments.

As of June 30, 2017, the Fund has capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

2018		No Expiration Short- Term(1)	No Expiration Long- Term(1)	Total
$143,999,490	(2)	$1,898,408	$99,790,222	$245,688,120

(1)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modifies several of the Federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

(2)

These capital loss carryforward amounts were acquired in a reorganization and are available to offset future capital gains of Floating Rate Opportunities Fund. The Fund’s ability to utilize the capital loss carryforwards is limited under Internal Revenue Service regulations.

The tax character of distributions paid during the years ended June 30, 2017 and June 30, 2016 (unless otherwise indicated) is as follows:

	Distributions Paid From:
	Ordinary Income(1)	Long- Term Capital Gains	Return of Capital
2017	$31,812,190	$—	$2,014,621
2016	36,245,131	—	—

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at December 31, 2017, based on cost of investments for U.S. federal income tax purposes was:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
$48,322,598	$(466,211,250)	$(417,888,652)	$1,536,743,489

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses realized after October 31 may be deferred (and certain ordinary losses after January 1st may be deferred) and treated as occurring on the first day of the following fiscal year. For the fiscal year ended June 30, 2017, the Fund elected to defer the following losses incurred from November 1, 2016 through June 30, 2017:

Realized Capital Losses	Ordinary Losses
$(20,046,942)	$(757,831)

Note 6. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees and Sub-Advisory Fees

For its investment advisory and sub-advisory services, the Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of a Fund means the average daily value of the total assets of a Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

The table below shows the Fund’s contractual advisory fee with the Investment Adviser for the period ended December 31, 2017:

Annual Fee Rate to the Investment Adviser	> 1 Billion	> 2 Billion
0.65%	0.60%	0.55%

Administration Fees

The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the Fund’s Average Daily Managed Assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to State Street. The Investment Adviser pays State Street directly for these sub-administration services.

24	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2017	Highland Floating Rate Opportunities Fund

Service and Distribution Fees

Prior to the Conversion Date, Highland Capital Funds Distributor, Inc. (formerly, Foreside Funds Distributors LLC (the “Underwriter”), served as the principal underwriter and distributor of the Fund’s shares. During this time, the Underwriter received a front-end sales charge imposed on the sale of Class A Shares and the contingent deferred sales charge (“CDSC”) imposed on certain redemptions of Class A and Class C Shares. For the six months ended December 31, 2017, the Underwriter received $494,950 of front end sales charges for Class A Shares.

Prior to the Conversion Date, the Fund had has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for Class A Shares and Class C Shares of the Fund, which required the payment of a monthly fee to the Underwriter at an annual rate of the average daily net assets of each class as follows:

Class A Shares	Class C Shares
0.35%	0.85%

Prior to the Conversion Date, the Distribution and Service fees, which are included on the Statement of Operations for each class, were as follows:

Class A Fees	Class C Fees
$318,546	$706,459

Expense Limits and Fee Reimbursements

The Investment Adviser had contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its Plan, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 0.95% of average daily net assets of the Fund (the “FRO Expense Cap”). The FRO Expense Cap expired on October 31, 2016. Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the FRO Expense Cap in effect at the time of such waiver/reimbursement.

There can be no assurance that these fee reductions will be sufficient to avoid any loss. On December 31, 2017, the amounts subject to possible future recoupment under the Fund’s expense limitations were as follows:

Fiscal Years Ended June 30,
2018	2019	2020
$1,672,124	$1,754,419	$169,993

During the period ended December 31, 2017, the Investment Adviser did not recoup any amounts previously waived or reimbursed and $1,138,049 of fees of the Fund previously waived and or reimbursed by the Investment Adviser that were eligible for recoupment expired.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report. Effective December 4, 2015, Mr. Powell resigned from his position with the Investment Adviser. Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.

The Fund pays no compensation to their officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Semi-Annual Report	25

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2017	Highland Floating Rate Opportunities Fund

Note 7. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund are described below in alphabetical order:

Counterparty Risk

Counterparty risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund may be exposed to the credit risk of their counterparties. To limit the counterparty risk associated with such transactions, the Fund conduct business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/ or interest payments. Investments in high yield debt and high yield Senior Loans may result in greater NAV fluctuation than if the Fund did not make such investments.

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the corporate debt obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Currency Risk

A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Derivatives Risk

Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. A Fund’s ability to pursue its investment strategy, including its strategy of investing in certain derivative instruments, may be limited to or adversely affected by the Fund’s intention to qualify as a regulated investment company, and its strategy may bear adversely on its ability to so qualify.

Distressed and Defaulted Securities Risk

The Fund may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Hedging Risk

The Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.

26	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2017	Highland Floating Rate Opportunities Fund

Illiquid and Restricted Securities Risk

The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at the Fund’s expense, the Fund’s expenses would be increased.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchase securities with borrowed funds, their net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

Non-U.S. Securities Risk

The Fund may invest in non-U.S. securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision;

changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Options Risk

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When the Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When the Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Senior Loans Risk

The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.

Semi-Annual Report	27

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2017	Highland Floating Rate Opportunities Fund

Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Short Sales Risk

Short sales by the Fund that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Gain Contingency

Claymore Holdings, LLC, a partially-owned affiliate of the Fund, is engaged in ongoing litigation that could result in a possible gain contingency to the Fund. The probability, timing, and potential amount of recovery, if any, are unknown.

Note 8. Investment Transactions Purchases and Sales of Securities

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the period ended December 31, 2017, were as follows:

U.S Government Securities(1)		Other Securities
Purchases	Sales	Purchases	Sales
$—	$—	$694,227,165	$511,111,649

(1)	The Fund did not have any purchases or sales of U.S. Government Securities for the period ended December 31, 2017.

Note 9. Affiliated Issuers

Under Section 2 (a) (3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The tables below show affiliated issuers of the Fund as of the period ended December 31, 2017:

Issuer	Shares at June 30, 2017	Beginning Value as of June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of December 31, 2017	Shares at December 31, 2017	Affiliated Income
Majority Owned Not Consolidated
Allenby (Common Stocks)	1,323,961	$1	$115,110	$(313,638)	$—	$198,528	$1	1,125,433	$—
Claymore (Common Stocks)	8,984,111	9	761,246	(2,153,939)	—	1,392,692	8	7,591,418	—
Other Affiliates
CCS Medical, Inc. (U.S. Senior Loans & Common Stocks)	46,240,843	24,146,282	—	(2,290,545)	—	3,712,834	25,568,571	46,443,145	2,437,821
LLV Holdco, LLC (U.S. Senior Loans, Common Stocks and Warrants	11,989,033	9,552,080	—	—	—	(415,515)	9,136,565	11,989,033	—
Nevada Land Group LLC (U.S. Senior Loans & Common Stocks)	1,743,503	—	—	—	—	—	—	1,743,503	—

Total	70,281,451	$33,698,372	$876,356	$(4,758,122)	$—	$4,888,539	$34,705,145	68,892,532	$2,437,821

28	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2017	Highland Floating Rate Opportunities Fund

Note 10. Legal Matters

Matters Relating to FRO’s Investment in TOUSA, Inc.

Floating Rate Opportunities Fund (“FRO”) is one of numerous defendants (“Lenders”) named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida (the “Court”). The action, entitled In re Tousa Inc., et al., was filed on July 15, 2008, by the Official Committee of Unsecured Creditors of TOUSA, Inc. and its affiliates (the “Plaintiff”), which are home building companies to which the Lenders loaned money through different lending facilities. Plaintiff alleged that monies used to repay the Lenders should be voided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were forced to become co-borrowers and guarantors of the monies used to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value when they transferred the proceeds to repay the Lenders. Plaintiff sought to void the transfers and other equitable relief. FRO and other Funds and accounts managed by the Investment Adviser and the other Lenders were named as defendants in two separate lending capacities; first, as lenders in a credit agreement (the “Credit Lenders”); and second, as lenders in a term loan (the “Term Loan Lenders”). On October 13, 2009, the Bankruptcy Court ruled for the Plaintiff in the action and ordered the Defendants to return the proceeds received from the payoff of the term loan at par on July 31, 2007. The proceeds received by FRO totaled $8,000,000. Additionally, the court ordered the Defendants to pay simple interest on the amount returned at an annual rate of 9% through October 13, 2009. In November 2009, FRO and other Defendants appealed the decision from the Bankruptcy Court to the District Court. On December 22, 2009, FRO posted $10,620,958 (“Security”) with the Court. On February 11, 2011, the District Court entered an order quashing all liability of the Lenders and declaring the remedies against the Lenders null and void. On May 15, 2012, the Eleventh Circuit Court of Appeal (“Eleventh Circuit”) issued its decision reversing the judgment of the District Court, affirming the liability findings of the Bankruptcy Court, and remanding to the District Court for further proceedings consistent with their opinion. On June 23, 2015, the District Court remanded a portion of the case to the Bankruptcy Court for a report and recommendations regarding the effects of certain settlements on the Plaintiff’s available damages. On April 1, 2016, the Bankruptcy Court issued its Report and Recommendations to the District Court. On March 8, 2017, the District Court substantially adopted the Bankruptcy Court Report and Recommendations, which affirmed the Defendants’ liability. The appeal was set to be heard before the Eleventh Circuit on December 12, 2017. On or about December 1, 2017, the parties reached a settlement in principal. Final settlement and dismissal was approved by the court on January 12, 2018. Prior to settlement, the Fund’s Security has accrued $183,808 in deposit interest. The Fund paid $6,312,767.10 in settlement, representing its pro rata share of total $160,000,000 settlement amount. As a result, the Fund will receive a return of $4,491,999.34 in previously-posted Security, such amount expected to be received by the Fund no later than the close of the Q1 2018.

Note 11. New Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017, and the Investment Adviser has implemented the applicable requirements into this report.

In November, 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this update require the statement of cash flows explain the change during the period in the total of cash, cash equivalents. Amounts generally described as restricted cash or restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

In December 2016, the FASB issued Accounting Standards Update 2016-19, Technical Corrections and Improvements. The amendments in this update include an amendment to FASB ASC Topic 820, Fair Value Measurement and Disclosures to clarify the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. For public entities, this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years

Semi-Annual Report	29

NOTES TO FINANCIAL STATEMENTS (unaudited) (concluded)

December 31, 2017	Highland Floating Rate Opportunities Fund

beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued. Other than the matters below, no such subsequent events were identified.

Final settlement and dismissal of the matter relating to the Fund’s investment in Tousa, Inc. was approved by the court on January 12, 2018. The Fund paid $6,312,767.10 in settlement, representing its pro rata share of the total $160,000,000 settlement amount. The Fund expects to receive a return of $4,491,999.34 in previously-posted Security, such amount expected to be received by the Fund during Q1 2018. See Note 10 for additional information.

On February 2, 2018, HFRO Sub, LLC a wholly-owned subsidiary of the Fund entered into a financing arrangement (the “Financing Arrangement”) with Bank of America Merrill Lynch and Bank of America, N.A.

Pursuant to the terms of the Financing Arrangement, and subject to certain customary conditions, HFRO Sub, LLC may borrow on a revolving basis a maximum of $500 million. In connection with the Financing Arrangement, HFRO Sub, LLC and the Fund have made representations and warranties regarding the loans and underlying collateral and are required to comply with various covenants, reporting requirements and other customary requirements. The Facility also limits the recourse of the lender to the assets of HFRO Sub, LLC and includes usual and customary events of default for senior secured revolving facilities of this nature. As discussed in Note 7, Claymore Holdings, LLC, a partially-owned affiliate of the Fund, is engaged in ongoing litigation that could result in a possible gain contingency to the Fund. On February 20,

2018, the Texas Court of Appeals confirmed an aggregate $351 million award in favor of Claymore Holdings, LLC. Of this aggregate award, the Fund would receive a total of $289 million ($236.5 million in damages together with an additional $52.5 million in post-judgment interest). Each of these amounts remains subject to deduction for applicable attorneys’ fees and other litigation related expenses. This judgment is still subject to appeal to the Texas Supreme Court, and the probability, timing and potential amount of ultimate recovery, if any, are unknown.

30	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited)

December 31, 2017	Highland Floating Rate Opportunities Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting American Stock Transfer & Trust Company, LLC (“AST” or the “Plan Agent”), as agent for shareholders in administering the Plan, a registered owner will receive newly issued Common Shares for all dividends declared for Common Shares of the Fund. If a registered owner of Common Shares elects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by AST, as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting AST, as dividend disbursing agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Fund for them. The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered.

Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”). The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Declaration Date. The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. There will be no brokerage charges with respect to Common Shares issued directly by the Fund.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through

Semi-Annual Report	31

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2017	Highland Floating Rate Opportunities Fund

the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219; telephone (718) 921-8200.

Approval of Highland Floating Rate Opportunities Fund Investment Advisory Agreement

At an in-person meeting held on August 17, 2017, the Board of Trustees (the “Board”), including the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (collectively, the “Independent Trustees”), considered and approved the advisory agreement between Highland Floating Rate Opportunities Fund (formerly, Highland Floating Rate Opportunities Fund II) (the “Fund”) and Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) (the “Advisory Agreement”) for an initial two-year period. The Board considered that the Fund was formed to effect the redomiciling of Highland Floating Rate Opportunities Fund, a series of Highland Funds I (the “Existing Fund”), as a standalone Massachusetts business trust, and that the contractual arrangements of the Fund, including the Advisory Agreement, would not differ materially from that of the existing Fund.

As part of its review process, the Board requested, through its independent legal counsel, and received from the Investment Adviser, various information and written materials in connection with the meeting of the Board held on August 17, 2017, including: (1) information regarding the financial soundness of the Investment Adviser and on the anticipated profitability of the Advisory Agreement to the Investment Adviser; (2) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements for portfolio managers; (3) information on internal compliance procedures of the Investment Adviser; (4) comparative information showing how the Fund’s proposed fees and anticipated operating expenses compare to those of other registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; (5) information regarding the investment performance of other accounts managed by the Investment Adviser that follow investment strategies similar to the Fund; and (6) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser or its respective affiliates. The Trustees also recalled information relating to the

Existing Fund’s performance and fees compared to that of similarly situated investment companies deemed to be comparable to the Existing Fund. The Trustees reviewed various factors that were discussed in independent counsel’s legal memoranda regarding their responsibilities in considering the Advisory Agreement, the detailed information provided by the Investment Adviser and other relevant information and factors. The Trustees’ conclusions as to the approval of the Advisory Agreement were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

The nature, extent, and quality of the services to be provided by the Investment Adviser.

The Board considered the portfolio management services to be provided by the Investment Adviser under the Advisory Agreement and the activities related to portfolio management, including use of technology, research capabilities and investment management staff. The Board discussed the relevant experience and qualifications of the personnel who would provide advisory services, including the background and experience of the members of the Fund’s portfolio management team, and noted that the same portfolio management team had managed the Existing Fund. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser. The Board also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including compensation arrangements. The Board took into account the Investment Adviser’s risk assessment, monitoring process and regulatory history. The Board concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature and the quality of such advisory services supported the approval of the Advisory Agreement.

The Investment Adviser’s historical performance.

As the Fund did not yet have a performance record, the Board considered the historical performance of the Investment Adviser and the Existing Fund’s portfolio management teams in managing the Existing Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at their meetings throughout the year. The Board also considered the historical performance of a peer

32	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (concluded)

December 31, 2017	Highland Floating Rate Opportunities Fund

group of funds based on the Fund’s strategy. The Board noted that the Existing Fund outperformed its Morningstar peer group median, category median and/or benchmark for the one-year period and underperformed its Morningstar peer group median, category median and/or benchmark for the three-year period.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund.

The Board gave consideration to the advisory fees paid by the Existing Fund and the advisory fees to be paid by the Fund under the Advisory Agreement. The Board considered the financial condition of the Investment Adviser. The Board also examined the fees to be paid by the Fund in light of fees paid by the Existing Fund to the Investment Adviser and to other investment managers by comparable funds, as well as the fees charged to manage other comparable funds. The Board considered the Fund’s proposed total expenses as compared to the Existing Fund as well as similarly situated investment companies deemed to be comparable to the Fund. The Board noted that comparable funds were selected by Morningstar and the Adviser based on the Fund’s strategies.

The Board considered the profitability of the Existing Fund and projected profitability of the Fund to the Investment Adviser. The Board also considered the so-called “fall-out benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as the Investment Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided and the benefits of research made available to the Investment Adviser by reason of brokerage commissions, if any, generated by the Fund’s securities transactions.

After such review, the Trustees determined that the anticipated profitability to the Investment Adviser of the Advisory Agreement was reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders.

The Board considered the effective fee under the Advisory Agreement for the Fund as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Fund grow. The Board noted that, while the Investment Adviser anticipates that the assets of the Fund may grow in size following the receipt of proceeds from a possible litigation settlement, it is difficult to generalize as to when economies of scale develop and are achievable. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the Investment Adviser on the one hand and shareholders of the Fund on the other.

Conclusion.

Following a further discussion of the factors above and the merits of the Advisory Agreement and its various provisions, it was noted that in considering the approval of the Advisory Agreement, no single factor was determinative to the decision of the Board. Rather, after weighing all of the factors and reasons discussed above, the Trustees, including the Independent Trustees, unanimously agreed that the Advisory Agreement, including the advisory fee to be paid to the Investment Adviser, is fair and reasonable to the Fund in light of the services that the Investment Adviser proposes to provide, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

Submission of Proposals to a Vote of Shareholders

A special meeting of shareholders of Highland Floating Rate Opportunities Fund (the “Fund”) was held on November 3, 2017. The following is a summary of the proposal submitted to shareholders for a vote at the meeting and the votes cast.

Proposal	Votes For	Votes Against	Votes Abstained
To authorize the Fund’s Board of Trustees to amend the Fund’s Agreement and Declaration of Trust to convert the Fund’s structure from an open-end fund to a closed-end fund.	66,456,176	7,499,199	1,242,994

Semi-Annual Report	33

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Fund Counsel

Stradley Ronon Stevens & Young, LLP

1250 Connecticut Avenue, N.W.

Washington, DC 20036-2652

This report has been prepared for shareholders of Highland Floating Rate Opportunities Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-357-9167 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to their portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-800-357-9167 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Fund’s website at www.highlandfunds.com.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-800-357-9167.

34	Semi-Annual Report

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Highland Funds

c/o American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Highland Floating Rate Opportunities Fund	Semi-Annual Report, December 31, 2017

www.highlandfunds.com	FRO-SAR-1217

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Semi-Annual Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes in any of the Portfolio Managers identified in response to paragraph (a) of this Item in Highland Floating Rate Opportunities Fund’s (the “Registrant”) most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant or any “affiliated purchaser” during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

3

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND FLOATING RATE OPPORTUNITIES FUND

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer,
and Principal Executive Officer

Date:    March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer,
and Principal Executive Officer

Date:    March 8, 2018